UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2007
(Date of earliest event reported)

Home Equity Mortgage Trust 2007-2
(Exact name of issuing entity as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

DLJ Mortgage Capital, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-135481-19	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (212) 538-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The consolidated financial statements of MBIA Insurance Corporation (“MBIA”) and its subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, included in the Annual Report on Form 10-K of MBIA, are hereby incorporated by reference into the Prospectus Supplement, dated April 26, 2007, of Home Equity Mortgage Trust 2007-2, Pass-Through Certificates, Series 2007-2, comprising part of the Registration Statement (No. 333-140945) of Credit Suisse First Boston Mortgage Securities Corp. The consolidated financial statements have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP serves to authorize the use of its name in the electronic filing of Credit Suisse First Boston Mortgage Securities Corp.’s Registration Statement on Form 8-K with the SEC.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

	23.1	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:	/s/ Kevin Steele
Name:	Kevin Steele
Title:	Vice President

Dated: April 27, 2007

15688-00662 04/11/2007 10:46 AM

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S- K Exhibit No.	Sequentially Numbered Description

1	23	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.